SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 Form 8-K


                              Current Report
                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):February 7, 1997 (January 30, 1997)



                            NEXTEL COMMUNICATIONS, INC.
                 (Exact name of registrant as specified in its charter)


      Delaware                         0-19656                   36-3939651
State or other jurisdiction        (Commission File         (I.R.S. Employer
   of incorporation)                  Number)              Identification No.)


1505 Farm Credit Drive, Suite 100, McLean, Virginia               22102
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:      (703) 394-3000



      (Former name or former address, if changed since last report)

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Item 5.  Other Events.

       Nextel Communications, Inc. issued a press release on January 30, 1997 regarding the acquisition of SMR operations in Brazil and change of its NASDAQ ticker symbol to NXTL, which press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. Year-end 1996 analog units and service did not demonstrate material movement from last reported information and were approximately 814,199 units at year-end 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (A)      Financial Statements of Business Acquired.
                  Not applicable.

         (B)      Pro Forma Financial Information.
                  Not applicable.

         (C)      Exhibits

Exhibit No.                                 Exhibit Description

99.1                                    Press Release dated January 30, 1997

                                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           NEXTEL COMMUNICATIONS, INC.



Date:    February 7, 1997           By:   /s/Thomas J. Sidman
                                          Thomas J. Sidman
                                          Vice President and General Counsel

Exhibit No.                               Exhibit Description

99.1                                Press Release dated January 30, 1997